UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2009

Rudolph Technologies, Inc.
(Exact name of registrant as specified in its charter)
DELAWARE	000-27965	22-3531208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Rudolph Road, P.O. Box 1000, Flanders, NJ 07836
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (973) 691-1300

Not applicable
 ( Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On or about April 17, 2009, Rudolph Technologies, Inc. (the "Company") mailed a proxy statement to its stockholders describing the matters to be voted on at the annual meeting to be held on May 19, 2009 (the "Proxy Statement"), including the approval of the 2009 Stock Plan (the "Stock Plan") and 2009 Employee Stock Purchase Plan (the "ESPP) and collectively with the Stock Plan, the "Plans"). After mailing the Proxy Statement, the Company was informed by RiskMetrics that the Plans reflected in the Proxy Statement did not meet Riskmetrics guidelines in that:

(i)           the number of shares requested in the Stock Plan exceeded RiskMetrics' cost guidelines based on the valuation methodology used by RiskMetrics,

(ii)         the Stock Plan did not explicitly require that Exchange Programs be approved by the shareholders, and

(iii)       the aggregated number of shares (6,000,000) reserved during the proposed twenty (20) year term of the ESPP exceeded Riskmetrics guidelines for shareholder voting power dilution.

Consequently, the Company decided to amend the Plans to conform to such RiskMetrics guidelines and recommendations, and to seek stockholder approval of the Plans, as amended.

 Accordingly, on May 8, 2009, the Company amended the Plans to:

(i)           reduce the number of shares of common stock authorized for issuance pursuant to the Stock Plan from 5,000,000 shares to 3,300,000 shares;

(ii)         require that stockholder approval be obtained before any stock option or stock appreciation right repricing or Exchange Program is implemented under the Stock Plan; and

(iii)       reduce the term of the ESPP from twenty (20) years to ten (10) years, thereby reducing the maximum number of shares reserved under the ESPP to 3,000,000 shares.

 A copy of the letter sent to shareholders reflecting the foregoing amendments is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In addition to the foregoing, on February 2, 2009, the Company filed a Form 8-K with the U.S. Securities and Exchange Commission which disclosed that the Company's Board of Directors had approved an amendment to the Company's Bylaws to provide that the election of directors to the Board shall by a majority of the votes cast for each director in uncontested elections as opposed to the plurality standard previously reflected in the Bylaws.  This change was not identified in the preparation of the Proxy Statement and therefore the document incorrectly cited to a plurality standard in the text.  An amendment to the Proxy Statement was filed on March 7, 2009 to correct the applicable statements contained in the Proxy Statement.  A copy of the letter sent to shareholders reflecting the foregoing amendments is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The amended Plans will be presented for stockholder approval at the Company's Annual Meeting of Stockholders to be held on Tuesday, May 19, 2009. RiskMetrics has revised their recommendation to reflect a vote in favor of both the Stock Plan and the ESPP, as amended.

Item 9.01 Financials Statements and Exhibits.

        (d) Exhibits

Exhibit No.	Description
99.1	May 8, 2009 Letter to Shareholders
99.2	May 7, 2009 Letter to Shareholders

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rudolph Technologies, Inc.

Date: May 12, 2009	By: /s/ Paul F. McLaughlin
Paul F. McLaughlin Chief Executive Officer and Chairman

EXHIBIT INDEX

Exhibit No.	Description
99.1	May 8, 2009 Letter to Shareholders
99.2	May 7, 2009 Letter to Shareholders

EXHIBIT 99.1

AMENDMENT #2 TO THE

PROXY STATEMENT DATED APRIL 17, 2009

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 19, 2009

May 8, 2009

To the Shareholders of Rudolph Technologies, Inc.:

This Proxy Statement Amendment (this "Amendment") amends the Proxy Statement of Rudolph Technologies, Inc. (the "Company") dated April 17, 2009, which was previously mailed to shareholders on or about that date in connection with the annual meeting of shareholders of the Company scheduled to be held Tuesday, May 19, 2009 at 10:00 a.m., local time, at the Company's corporate headquarters, located at One Rudolph Road, Flanders, New Jersey 07836 (the "Proxy Statement").

As presented in the Proxy Statement, Rudolph Technologies' proposed 2009 Stock Plan stated that no repricing of stock options or stock appreciation rights would be performed by the Administrator without stockholder approval.  While this statement was intended to assure that Exchange Programs would receive stockholder approval before implementation, such was not explicitly stated.  Thus, the Company has elected to amend the 2009 Stock Plan to require stockholder approval before any repricing or Exchange Program is performed.  In addition to this change, the Company has elected to reduce the number of shares requested under the 2009 Stock Plan from 5,000,000 to 3,300,000 shares, subject to adjustment in connection with certain equity restructuring events defined in the proxy, as well as reduce the term of the proposed 2009 Employee Stock Purchase Plan from twenty (20) years to ten (10) years.  In light of these changes the 2009 Stock Plan and the 2009 Employee Stock Purchase Plan are amended as follows:

On page A-5 of the 2009 Stock Plan in Appendix A of the Proxy Statement, Section 3(a) is revised to read:

"3.   Stock Subject to the Plan.

(a)    Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 3,300,000 Shares, plus

(i)     any Shares that have been reserved but not issued pursuant to any awards granted under the Company 1999 Stock Plan (the "Existing Plan") and are not subject to any awards granted thereunder, and

(ii)   any Shares subject to stock options or similar awards granted under the Existing Plan that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the Existing Plan that are forfeited to or repurchased by the Company.

The Shares may be authorized, but unissued, or reacquired Common Stock."

On page A-6 of the 2009 Stock Plan in Appendix A of the Proxy Statement, Section 3(c) is revised to read:

"(c)  Notwithstanding the foregoing, neither (1) may the exercise price of Options and/or SARs under the Plan be repriced nor (2) an Exchange Program be implemented by the Administrator without the prior approval of the Company's stockholders."

On page B-9 of the 2009 Employee Stock Purchase Plan in Appendix B of the Proxy Statement, Section 22 is revised to read:

"22. Term of Plan; Effective Date. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19."

Thank you for your attention to this matter.

Sincerely,

 /s/ Paul F. McLaughlin

Paul F. McLaughlin

CEO and Chairman

EXHIBIT 99.2

AMENDMENT TO THE

PROXY STATEMENT DATED APRIL 17, 2009

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 19, 2009

May 7, 2009

To the Shareholders of Rudolph Technologies, Inc.:

This Proxy Statement Amendment (this "Amendment") amends the Proxy Statement of Rudolph Technologies, Inc. (the "Company") dated April 17, 2009, which was previously mailed to shareholders on or about that date in connection with the annual meeting of shareholders of the Company scheduled to be held Tuesday, May 19, 2009 at 10:00 a.m., local time, at the Company's corporate headquarters, located at One Rudolph Road, Flanders, New Jersey 07836 (the "Proxy Statement").

On February 2, 2009, the Company filed a Form 8-K with the U.S. Securities and Exchange Commission which disclosed that the Company's Board of Directors had approved an amendment to the Company's Bylaws to provide that the election of directors to the Board shall by a majority of the votes cast for each director in uncontested elections as opposed to the plurality standard previously reflected in the Bylaws.  This change was not identified in the preparation of the Proxy Statement and therefore the document incorrectly cited to a plurality standard in the text.  The purpose of this Amendment is to correct the applicable statements contained in the Proxy Statement as follows:

On page 2 of the Proxy Statement, under the header "Vote Required" the paragraph is corrected to read:

                "Each director shall be elected by the vote of the majority of the votes cast. This means that the number of shares cast "or" a director's election exceeds the number of votes cast "against" that director's election (with "abstentions" and "broker non-votes" not counted as a vote cast either "for" or "against" that director's election, although abstentions count for quorum purposes). All of the other proposals require the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter. For the other proposals, abstentions are counted for quorum purposes, but in effect count as negative votes because they are shares represented by proxy that are not voted in the affirmative. Broker non-votes are not shares represented by proxy and are not counted as part of the vote total and have no effect on the outcome."

On page 8 of the Proxy Statement, under the header "Vote Required" the paragraph is corrected to read:

                "Each Class I Director shall be elected by the vote of the majority of the votes cast. This means that the number of shares cast "for" a director's election exceeds the number of votes cast "against" that director's election (with "abstentions" and "broker non-votes" not counted as a vote cast either "for" or "against" that director's election, although abstentions count for quorum purposes)."

Thank you for your attention to this matter.

Sincerely,

/s/ Paul F. McLaughlin

Paul F. McLaughlin

CEO and Chairman